SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 3)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2001

                            5TH AVENUE CHANNEL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                     0-25896                    59-3175814
---------------              --------------            -------------------
State or other               (Commission               (IRS Employer
jurisdiction of              File Number)              Identification No.)
                             incorporation)

3957 N.E. 163RD STREET, MIAMI, FLORIDA                              33160
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (305) 947-3010

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         (a) Former Independent Accountant

                  Effective March 9, 2001 Rachlin, Cohen & Holtz, LLP (Rachlin) was dismissed as our independent accountants. The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors of the Company.

                  Rachlin's audit reports on the Company's consolidated financial statements for 1999 and 1998 expressed an unqualified opinion. In both such reports, they added an explanatory paragraph to emphasize a matter related to certain liquidity and profitability considerations, as more fully described in the notes to the financial statements. In connection with their audits, Rachlin issued a Report on Reportable Conditions (or Matters) to the Audit Committee, Board of Directors and Management for each year. These Conditions are detailed and incorporated herein as Exhibit 99.1.

                  With respect to the subsequent interim period preceding their dismissal, Rachlin reviewed the Company's financial information included in its Quarterly Reports on Form 10-QSB for the first and second quarters for the year ended December 31, 2000. In this connection, they reported certain Conditions (or Matters) to the Audit Committee, Board of Directors and Management. These Conditions are detailed and incorporated herein as Exhibit 99.1.


                  We have not had any disagreement with Rachlin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Rachlin would have caused it to make reference to such disagreement in its reports for the December 31, 1999 and 1998 audits or the interim period including the first and second quarter reviews for the year ended December 31, 2000, through to the date the relationship ended.

         (b) New Independent Accountants

                  On March 9, 2001, we retained the accounting firm of Kaufman, Rossin & Co., as our independent accountants to review our financial information in our10-QSB/A for the quarter ended September 30, 2000, and to examine our financial statements in our 10-KSB for the year ended December 31, 2000.


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

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit 16.1 Letter regarding change in certifying accountant
         Exhibit 99.1 List of Reportable Conditions (or Matters)

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
                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  June 1, 2001                        5th Avenue Channel Corp.


                                           /s/ MELVIN ROSEN, CEO
                                           ----------------------------------
                                           MELVIN ROSEN, CEO


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